PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 14

Gateway Center Three, 4th Floor

100 Mulberry Street

Newark, New Jersey 07102

April 21, 2011

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street

Judiciary Plaza

Washington, D.C. 20549

Re:	497 Filing for Prudential Investment Portfolios, Inc. 14 – Prudential Floating Rate Income Fund
Registration Numbers 002-82976 and 811-03712

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information that mirrors the risk/return summary in a supplement, dated April 5, 2011, to the Prospectus, dated March 30, 2011 for the Prudential Floating Rate Income Fund (SEC accession no. 0000067590-11-000279). The purpose of the filing is to submit the 497 filing dated April 5, 2011 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 367-1495.

Sincerely yours,

/s/ Katherine P. Feld

Katherine P. Feld

Vice President and Corporate Counsel

Prudential Investments LLC